Exhibit 10.2

AMENDMENT NO. 3
TO CREDIT AGREEMENT
AND
AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is dated as of October 6, 2014 and is entered into among SUNEDISON, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto and the Lenders party hereto, and is acknowledged by the Administrative Agent, and is made with reference to that certain Credit Agreement dated as of February 28, 2014 (as amended through the date hereof, the “Credit Agreement”) among the Borrower, the Lenders, the Administrative Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS
WHEREAS, the Loan Parties have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement and the Pledge and Security Agreement as provided for herein; and
WHEREAS, the Required Lenders are willing to agree to amend the provisions of the Credit Agreement and the Pledge and Security Agreement as set forth herein, upon terms and subject to conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO THE CREDIT AGREEMENT
The Credit Agreement is hereby amended as follows:
A.    Section 1.01 of the Credit Agreement is hereby amendment by inserting the following new definition in their appropriate alphabetical place:
“Amendment No. 3 Date” means October 6, 2014.
“Borrower/YieldCo II Agreements” means, collectively, each support service agreement, supply agreement, license agreement, tax matters agreement and any other agreement, document or instrument entered into by the Borrower and YieldCo II, each of which shall be in the form and substance reasonably satisfactory to the Administrative Agent.
“Specified Stock Certificates” and “Specified Stock Certificate” have the meanings specified in Section 6.14(d).
“Transfer Agent” has the meaning specified in Section 6.14(d).
“YieldCo II” means a subsidiary of the Borrower formed for the purpose of directly or indirectly owning subsidiaries that own and operate Alternative Fuel Energy Systems, with the Borrower providing specified support services to such Person and/or its subsidiaries for a fee, and for the purpose of divesting a portion of the Equity Interests in such Person in an initial public offering, with the intent that such Person will pay quarterly dividends to the holders of its Equity Interest after such initial public offering.
“YieldCo II Holdings” has the meaning specified in Section 7.02(r).
“YieldCo II Intermediate” means a subsidiary of the Borrower and the parent company of one or more subsidiaries that own and operate Alternative Fuel Energy Systems.

B.    The definition of “Excluded Assets” in Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “Equity Interests in YieldCo or YieldCo Intermediate” appearing therein with the phrase “Equity Interests in YieldCo, YieldCo Intermediate, YieldCo II or YieldCo II Intermediate”.
C.    The definition of “Liquidity Amount” in Section 1.01 of the Credit Agreement is hereby amended by replacing the following phrase:
“(B) the amount by which the Aggregate Commitments exceed the Outstanding Amount”
appearing therein, with the following phrase:
“(B) the amount by which the Aggregate Commitments not in excess of $400,000,000 exceed the Outstanding Amount”
D.    The definition of “Solar Energy System” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Solar Energy System” means a solar, wind, biomass, natural gas, hydroelectric, geothermal or other clean energy generating installation or a hybrid energy generating installation that utilizes a combination of solar, wind, biomass, natural gas, hydroelectric, geothermal or other clean fuel and an alternative fuel source, in each case whether commercial or residential in nature.
E.    The definition of “Unrestricted Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Unrestricted Subsidiary” means (i) YieldCo and YieldCo Intermediate and each of their subsidiaries (including any Non-Recourse Subsidiary that becomes a subsidiary of YieldCo and/or YieldCo Intermediate, at which time such subsidiary shall cease to be a Non-Recourse Subsidiary hereunder and become an Unrestricted Subsidiary), (ii) SSL TopCo and each subsidiary of SSL TopCo, and (iii) YieldCo II and YieldCo II Intermediate and each of their subsidiaries (including any Non-Recourse Subsidiary that becomes a subsidiary of YieldCo II and/or YieldCo II Intermediate, at which time such subsidiary shall cease to be a Non-Recourse Subsidiary hereunder and become an Unrestricted Subsidiary). Each Unrestricted Subsidiary in existence on the Closing Date is listed on Schedule 1.01(c).
F.    Section 2.03(a)(i) of the Credit Agreement is hereby amended by replacing the following phrase appearing therein:
“provided, further, that, notwithstanding anything else to the contrary in this Agreement or in any other Loan Document, the maximum aggregate face amount of all Letters of Credit and Bankers’ Acceptances issued under this Agreement and outstanding at any given time shall not exceed the Aggregate Commitments as of the time of issuance”
appearing therein, with the following phrase
“provided, further, that, notwithstanding anything else to the contrary in this Agreement or in any other Loan Document, (x) the maximum aggregate face amount of all Letters of Credit and Bankers’ Acceptances issued under this Agreement and outstanding at any given time shall not exceed the Aggregate Commitments as of the time of issuance and (y) the maximum aggregate face amount of all Letters of Credit and Bankers’ Acceptances issued by Wells Fargo under this Agreement and outstanding at any given time shall not exceed $400,000,000 unless otherwise agreed by Wells Fargo in writing and in advance”.

G.    Section 2.05 of the Credit Agreement is hereby amended by inserting a new subclause (j) therein, which shall read in its entirety as follows:
“(j)    If the Administrative Agent notifies the Borrower and Wells Fargo at any time that the Outstanding Amount of all Letters of Credit and Banker’s Acceptances issued by Wells Fargo at such time exceeds $420,000,000, then, within two Business Days after receipt of a written request from Wells Fargo, the Borrower shall Cash Collateralize L/C-BA Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to $400,000,000. Wells Fargo may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of further exchange rate fluctuations.”
H.    Section 2.17(a) of the Credit Agreement is hereby amended by:
(a)    replacing the phrase “by an amount (for all such requests) not exceeding $135,000,000 less any increase in the Aggregate Commitments pursuant to Section 2.17(g) hereof” appearing therein with the phrase “by an amount (for all such requests after the Amendment No. 3 Date) not exceeding $485,000,000”; and
(b)    replacing the phrase “a maximum of five such requests” appearing therein with the phrase “a maximum of five such requests after the Amendment No. 3 Date”.
I.        Section 5.11 of the Credit Agreement is hereby amended by replacing the phrase “or any tax matters agreement that constitutes a Borrower/YieldCo Agreement” appearing therein with the phrase “or any tax matters agreement that constitutes a Borrower/YieldCo Agreement or a Borrower/YieldCo II Agreement”.
J.        Section 6.01(b) of the Credit Agreement is hereby amended by replacing the following phrase:
“and (ii) with respect to YieldCo and its subsidiaries, with the first quarterly financial statement to be delivered after the initial public offering of Equity Interest in YieldCo”
appearing therein, with the following phrase:
“(ii) with respect to YieldCo and its subsidiaries, with the first quarterly financial statement to be delivered after the initial public offering of Equity Interest in YieldCo and (iii) with respect to YieldCo II and its subsidiaries, with the first quarterly financial statement to be delivered after the initial public offering of Equity Interest in YieldCo II”.
K.    Section 6.13(b) of the Credit Agreement is hereby amended by replacing the following phrase
“(or if YieldCo Holdings or any other new Subsidiary is formed to hold any Equity Interests in SSL TopCo, YieldCo or YieldCo Intermediate (in which case such Subsidiary must be a Domestic Subsidiary)”
appearing therein, with the following phrase:
“(or if YieldCo Holdings, YieldCo II Holdings or any other new Subsidiary is formed to hold any Equity Interests in SSL TopCo, YieldCo, YieldCo Intermediate, YieldCo II or YieldCo II Intermediate (in which case such Subsidiary must be a Domestic Subsidiary))”.

L.    Section 6.14(c) of the Credit Agreement is hereby amended by replacing the following phrase:
“and (C) SSL TopCo not to exceed sixty-five percent (65%) of the issued and outstanding Equity Interests in SSL TopCo”
appearing therein, with the following phrase:
“, (C) SSL TopCo not to exceed sixty-five percent (65%) of the issued and outstanding Equity Interests in SSL TopCo and (D) YieldCo II and YieldCo II Intermediate; provided that if YieldCo II or YieldCo II Intermediate is a Controlled Foreign Corporation (as defined in the Pledge and Security Agreement), such pledge shall not exceed sixty-five percent (65%) of the issued and outstanding Equity Interests in YieldCo II or YieldCo II Intermediate, as applicable”.
M.    Section 6.14 of the Credit Agreement is hereby further amended by inserting therein a new Section 6.14(d), which shall read in its entirety as follows:
“(d) Without limiting Section 6.14(c), Borrower shall:
(i)    within thirty (30) days after the Amendment No. 3 Date (as any such period may be extended by the Administrative Agent in its sole discretion), deliver (or caused to be delivered) to the Agent:
(A) undated original stock powers executed in blank and medallion guaranteed with respect to each original stock certificate evidencing Equity Interest in SSL TopCo previously delivered to the Agent;
(B) original stock certificates evidencing all Class B Common Stock in YieldCo held by SunEdison Holding Corporation and undated original stock powers executed in blank and medallion guaranteed with respect to each such stock certificate;
(C) original certificates evidencing all Class B Units in YieldCo Intermediate held by SunEdison Holding Corporation and undated original powers executed in blank and medallion guaranteed with respect to each such certificate; and
(D) an executed agreement substantially in the form of Exhibit B to the Pledge and Security Agreement relating to incentive distribution rights granted to SunEdison Holding Corporation by YieldCo Intermediate pursuant to its Organization Documents;
(ii)    within five (5) Business Days after the creation of YieldCo II and YieldCo II Intermediate (as any such period may be extended by the Administrative Agent in its sole discretion), original stock (or limited liability company, as applicable) certificates evidencing Equity Interest in YieldCo II and YieldCo II Intermediate and undated original stock (or limited liability company, as applicable) powers executed in blank with respect to each other certificate; and
(iii)    within fifteen (15) after the initial public offering of YieldCo II (as any such period may be extended by the Administrative Agent in its sole discretion), original certificates evidencing the Equity Interests in YieldCo II and YieldCo II Intermediate held by a Loan Party and undated original powers executed in blank and medallion guaranteed with respect to such certificates, provided, however, that if any Equity Interest in YieldCo II Intermediate is not certificated, Borrower shall (or shall cause to be delivered) to the Administrative Agent, within such 15-day period, an executed agreement substantially in the form of Exhibit B to the Pledge and Security Agreement relating to such Equity Interest.

Borrower has informed the Administrative Agent that Computershare Trust Company, N.A., as transfer agent and registrar (together with any other Person acting as the transfer agent and registrar for any Specified Stock Certificate (as hereinafter defined), the “Transfer Agent”), which issues the certificates described in this Section 6.14(d) (collectively, the “Specified Stock Certificates” and each a “Specified Stock Certificate”), will require, in the event a Specified Stock Certificate is lost or destroyed, a posting of a bond in an amount of up to 3% (or such higher amount as may be required by the applicable Transfer Agent from time to time) of the value of the lost or destroyed Specified Stock Certificate for the Transfer Agent to issue a replacement stock certificate. To facilitate the pledging of the Specified Stock Certificates by a delivery thereof to the Administrative Agent, the Lenders and the Administrative Agent agree with Borrower that, in the event a Specified Stock Certificate, after being delivered to the Administrative Agent, is lost or destroyed prior to being returned to and received by the Borrower (or the relevant Loan Party), the Administrative Agent will deliver (and the Lenders authorize the Administrative Agent to deliver) such bond to the Transfer Agent following receipt by the Administrative Agent of the payment by each Lender of its pro rata share of the cost of such bond (and each Lender agrees to make such payment within five (5) Business Days of receipt of a written request therefor from the Administrative agent); provided, that if such loss or destruction is a result of the Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment, the Administrative Agent shall reimburse each Lender for the amount so paid by such Lender in respect of such bond.”
N.    Section 6.15 of the Credit Agreement is hereby amended by replacing the phrase “each Borrower/SSL TopCo Agreement and each Borrower/YieldCo Agreement (each a “Material Contract”)” appearing therein with the phrase “each Borrower/SSL TopCo Agreement, each Borrower/YieldCo Agreement and each Borrower/YieldCo II Agreement (each a “Material Contract”)”.
O.    Section 7.02(n) of the Credit Agreement is hereby amended by:
(a)    deleting the word “and” appearing immediately before clause (ii) thereof; and
(b)    inserting new clause (iii) and clause (iv) therein, which shall read in their entirety as follows:
“(iii) Cash Investments in YieldCo II and YieldCo II Intermediate in an aggregate amount not to exceed $100,000,000 as long as the proceeds of such Cash Investments are not used by YieldCo II to fund any dividends and (iv) contributions of Non-Recourse Subsidiaries owning and operating Alternative Fuel Energy Systems and products related thereto and components thereof to the capital of YieldCo II or YieldCo II Intermediate”.
P.        Section 7.02(r) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(r) (i) Borrower may form a new wholly-owned Domestic Subsidiary (“YieldCo Holdings”) to hold Equity Interests in YieldCo and may contribute YieldCo to YieldCo Holdings as long as YieldCo Holdings becomes a Loan Party and complies with the provisions of Section 6.13 (without regard to the time limits otherwise set forth therein) substantially concurrently at the time of its formation, and (ii) Borrower may form a new wholly-owned Domestic Subsidiary (“YieldCo II Holdings”) to hold Equity Interests in YieldCo II and may contribute YieldCo II to YieldCo II Holdings as long as YieldCo II Holdings becomes a Loan Party and complies with the provisions of Section 6.13 (without regard to the time limits otherwise set forth therein) substantially concurrently at the time of its formation;”
Q.    Section 7.05(h) of the Credit Agreement is hereby amended by inserting new clause (iv) and clause (v) therein, which shall read in their entirety as follows:

“(iv) Dispositions of Equity Interests in YieldCo II and YieldCo II Intermediate; and
(v)(A) Dispositions of YieldCo II Intermediate to YieldCo II, (B) Dispositions of other Non-Recourse Subsidiaries owning and operating Alternative Fuel Energy Systems and products related thereto and components thereof to YieldCo II or YieldCo II Intermediate and (C) contribution of YieldCo II to YieldCo II Holdings to the extent permitted by Section 7.02(r);”
R.    Section 7.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“7.12    Amendments to Organization Documents; Borrower/SSL TopCo Agreement, Borrower/YieldCo Agreement and Borrower/YieldCo II Agreement. Amend, modify or waive any of its rights under any of its Organization Documents, Borrower/SSL TopCo Agreements, Borrower/YieldCo Agreements or Borrower/YieldCo II Agreements to the extent that such amendment, modification or waiver would be materially adverse to the interests of the Lenders.”

SECTION II.	AMENDMENTS TO THE PLEDGE AND SECURITY AGREEMENT
The Pledge and Security Agreement is hereby amended as follows:
A.    Section 2.2(d) of the Pledge and Security Agreement is hereby amended by amending and restating the proviso appearing therein to read in its entirety as follows:
“provided, further, however, that the Collateral shall include (and such security interest shall attach to) the Equity Interests in (i) SSL TopCo to the extent not in excess of 65% of the voting power of all Equity Interest in SSL TopCo, (ii) YieldCo, (iii) YieldCo Intermediate; (iv) YieldCo II, provided that if YieldCo II is a Controlled Foreign Corporation, only to the extent not in excess of 65% of the voting power of all Equity Interest in YieldCo II and (v) YieldCo II Intermediate, provided that if YieldCo II Intermediate is a Controlled Foreign Corporation, only to the extent not in excess of 65% of the voting power of all Equity Interest in YieldCo II Intermediate; and”
B.    Section 5.7(e) of the Pledge and Security Agreement is hereby amended by replacing the phrase “under any Borrower/SSL TopCo Agreement or Borrower/YieldCo Agreement” appearing therein with the phrase “under any Borrower/SSL TopCo Agreement or Borrower/YieldCo Agreement or Borrower/YieldCo II Agreement”.
C.    Section 5.9 of the Pledge and Security Agreement is hereby amended by replacing the phrase “a Borrower/SSL TopCo Agreement or Borrower/YieldCo Agreement” with the phrase “a Borrower/SSL TopCo Agreement or Borrower/YieldCo Agreement or Borrower/YieldCo II Agreement”.
D.    Section 6.6(c) of the Pledge and Security Agreement is hereby amended by:
(a)    replacing the phrase “Except as expressly permitted” appearing therein with the phrase “Except as permitted”;
(b)    amending and restating clause (i) thereof to read and its entirety as follows: “(i) [Intentionally Omitted],”
(c)    replacing the phrase “(ii) permit any issuer of any Pledged Equity Interest” appearing therein with the phrase “(ii) permit any issuer of any Pledged Equity Interest that is a Grantor”; and
(d)    replacing the phrase “(iii) other than as permitted under the Credit Agreement, permit” appearing therein with the phrase “(iii) permit”.

E.    Section 6.6(d) of the Pledge and Security Agreement is hereby amended by replacing the phrase “Except as expressly permitted” appearing therein with the phrase “Except as permitted”.

SECTION III.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof upon the Administrative Agent receiving a counterpart signature page of this Amendment duly executed by the Loan Parties and the Required Lenders and the acknowledgment of this Amendment by the Administrative Agent (the date of satisfaction of such condition being referred to herein as the “Amendment No. 3 Date”).

SECTION IV.	REPRESENTATIONS AND WARRANTIES
In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that the following statements are true and correct in all material respects:
A.    Corporate Power and Authority. Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and the other Loan Documents.
B.    Authorization; No Contravention. The execution and delivery by Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which Borrower is a party or affecting Borrower or the properties of Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Borrower or its property is subject; or (c) violate any Law.
C.    Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery by Borrower or performance by, or enforcement against, Borrower of this Amendment, the Credit Agreement or any other Loan Document, except those that, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect.
D.    Binding Effect. This Amendment, when delivered hereunder, will have been duly executed and delivered by Borrower, and when so delivered will constitute a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
E.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article V of the Credit Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
F.    Absence of Default. No event has occurred and is continuing that would constitute an Event of Default or a Default.

SECTION V.	ACKNOWLEDGMENT AND CONSENT
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and Pledge and Security Agreement and this Amendment and consents to the amendments to the Credit Agreement and Pledge and Security Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each

Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).
Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment, except as expressly amended by this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION VI.	MISCELLANEOUS
A.    Effect on the Credit Agreement and the Other Loan Documents. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
B.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
D.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUNEDISON, INC.,
as the Borrower

By: /s/ BrianWuebbels
     Name: Brian Wuebbels
     Title: EVP & CFO

SunEdison, Inc.
Amendment No. 3 to Credit Agreement and Amendment No. 1 to Pledge and Security Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By: /s/ Romie Basra
     Name: Romie Basra
     Title: Vice President

SunEdison, Inc.
Amendment No. 3 to Credit Agreement and Amendment No. 1 to Pledge and Security Agreement
Signature Page

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Michelle Latzori
     Name: Michelle Latzori
     Title: Authorized Signatory

MIHI LLC,
as a Lender

By: /s/ Stephen Mehos
     Name: Stephen Mehos
     Title: Authorized Signatory

By: /s/ Ayesha Farooqi
     Name: Ayesha Farooqi
     Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and L/C Issuer

By: /s/ Anca Trifan
     Name: Anca Trifan
     Title: Managing Director

By: /s/ Dusan Lazarov
     Name: Dusan Lazarov
     Title: Director

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By: /s/ Tyler J. McCarthy
     Name: Tyler J. McCarthy
     Title: Director

CITICORP NORTH AMERICA INC.,
as a Lender

By: /s/ Carl Cho
     Name: Carl Cho
     Title: Vice President
BARCLAYS BANK PLC,
as a Lender

By: /s/ Christopher Lee
     Name: Christopher Lee
     Title: Assistant Vice President

SUNEDISON HOLDINGS CORPORATION,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON INTERNATIONAL, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

MEMC PASADENA, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

ENFLEX CORPORATION,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

NVT, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SOLAICX,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUN EDISON LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON CANADA, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON INTERNATIONAL, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

FOTOWATIO RENEWABLE VENTURES, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

SUNEDISON CONTRACTING, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

NVT LICENSES, LLC,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

TEAM-SOLAR, INC.,
as a Guarantor

By: /s/ Brian Wuebbels
Name: Brian Wuebbels
Title: Authorized Officer

Acknowledged by:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Romie Basra
Name: Romie Basra
Title: Vice President

SunEdison, Inc.
Amendment No. 3 to Credit Agreement and Amendment No. 1 to Pledge and Security Agreement
Signature Page